Second Quarter 2022 Results Conference Call July 2022

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2021. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

R A I S E T H E B A R 3 EXECUTIVE SUMMARY Generated Y/Y Growth in Revenue & Adjusted Net Income • Total revenue +38% Y/Y; Revenue growth in all segments • $1.9M Y/Y growth in adjusted net income Aviation Supported by Strong Growth Across Distribution & Repair • Revenue +121% Y/Y to a record $105 million • Distribution revenue +177% Y/Y; Repair revenue +37% • Adjusted EBITDA +198% Y/Y Fleet Driven by Strong Commercial Demand • Revenue +12% Y/Y; Commercial growth offset by anticipated DoD declines • Commercial revenue +48% Y/Y driven by e-commerce fulfillment Federal & Defense Driven by U.S Navy Growth • Revenue +3% Y/Y; growth in U.S. Navy services offset by US Army declines • Adjusted EBITDA of 4.8% driven by mix of fixed-price and cost-plus awards Second Quarter 2022 Performance Execution on strategic objectives delivering strong financial results Revenue & profitability continues to shift to sustainable, repeatable markets Year-Over-Year Revenue Growth Across All Segments in 2Q22 Strategic Priorities Transforming the Enterprise • Second quarter performance demonstrates VSE’s ability to effectively launch new programs while delivering on financial goals • Continued progress on customer-centric value proposition – using current market challenges and uncertainties as opportunity to gain share and solve customer problems Building Sustainable Revenue Channels • Aviation successfully launched new programs in the B&GA market, expanding VSE customer base to over 3,000 unique customers, up from ~100 in 2020 • Fleet revenue diversification continues as commercial sales represent ~40% of segment and remains strong source of continued growth for the future Growing Adjusted EBITDA • Record revenue and adjusted EBITDA in Aviation reflects strength of execution on recently awarded distribution programs and contributions from Global Parts acquisition • Fleet growth in adjusted EBITDA driven by revenue diversification amidst a difficult supply chain environment and inflationary pressures Optimizing Legacy Programs • USPS revenue +4% supported by program execution and revenue diversification within the USPS fleet • Federal & Defense revenue improvement from growth through legacy NAVSEA contract offset certain U.S. Army contract expirations

R A I S E T H E B A R • Revenue +38%, with growth in all business segments driven by strong demand and execution: Aviation +121%, Fleet +12%, Federal & Defense +3% • Adjusted EBITDA increased +21% as both organic and inorganic revenue growth in Aviation and strong demand in Fleet commercial sales were partially offset by Federal & Defense contract mix 4 VSE FINANCIAL SUMMARY ($ in millions except EPS) Quarter-to-Date 2Q'22 2Q’21 vs. 2Q'21 Revenue $241.7 $175.1 +38% Adjusted EBITDA $22.9 $18.9 +21% Adjusted EBITDA % 9.5% 10.8% (1.3) pts Operating Income $14.2 $(12.7) NM(1) Net Income $7.5 $(12.4) NM(1) Adjusted Net Income $9.6 $7.7 +25% Diluted EPS $0.59 $(0.97) NM(1) Adjusted Diluted EPS $0.75 $0.60 +25% Revenue +38% year-over-year Record-setting +$100M quarter for Aviation (1) Not Meaningful as prior period was a net loss Year-to-Date YTD'22 YTD’21 vs. YTD'21 $473.0 $340.1 +39% $45.2 $34.4 +31% 9.5% 10.1% (0.6) pts $26.1 $(3.1) NM(1) $13.8 $(7.3) NM(1) $18.8 $13.0 +45% $1.08 $(0.59) NM(1) $1.47 $1.05 +40%

R A I S E T H E B A R 5 CONSOLIDATED PERFORMANCE BRIDGE Y/Y comparisons: • Aviation segment revenue and profit increased; 8th consecutive quarter of segment revenue growth • Fleet segment revenue and EBITDA growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by expected decline in DoD-related revenue • Federal & Defense revenue growth driven by strong performance on U.S. Navy programs and Aircraft Maintenance & Modernization; Profit headwinds driven by mix of cost-plus / fixed-price awards Revenue Adj. EBITDA Adj. EBITDA Margin % 2Q’21 QTD $175.1 $18.9 10.8% Aviation 57.5 7.9 +0.7 pts Fleet 6.6 0.8 — FDS 2.5 (4.7) (2.0) pts Corporate — — — 2Q'22 $241.7 $22.9 9.5% Long-term, sustainable growth in Aviation and Fleet deliver Revenue and EBITDA improvements year-over-year Revenue Adj. EBITDA Adj. EBITDA Margin % 2Q’21 YTD $340.1 $34.4 10.1% Aviation 106.4 16.6 +1.3 pts Fleet 19.0 1.4 (0.2) pts FDS 7.5 (6.7) (1.6) pts Corporate — (0.5) (0.1) pts 2Q'22 $473.0 $45.2 9.5%

R A I S E T H E B A R 6 AVIATION SEGMENT ($ in millions) Quarter-to-Date 2Q'22 2Q'21 vs. 2Q'21 Revenue $105.0 $47.5 +121% Adjusted EBITDA $11.9 $4.0 +198% Adjusted EBITDA % 11.4% 8.4% +2.9 pts Operating income (loss) $6.5 $(22.3) NM(1) Revenue by Type: Distribution $79.1 $28.5 +177% Repair $26.0 $19.0 +37% (1) Not Meaningful as prior period was a net loss Y/Y comparisons: • Revenue +121% led by organic growth from recent distribution awards and contributions from Global Parts acquisition in July 2021 • Aviation distribution and repair revenue increased 177% and 37%, respectively, in the second quarter 2022 versus the prior-year period • Adjusted EBITDA +198% driven by contributions from new program wins, positive impacts of continued commercial end-market recovery, and Global Parts acquisition 2022 Assumptions: • Total Segment Growth in quarterly Revenue Y/Y • 2022 Adjusted EBITDA % of ~10-11% driven by slower Commercial Aerospace recovery and investments for 2023+ growth New business and strong program execution drive record-setting growth in Aviation Year-to-Date 2Q'22 2Q'21 vs. 2Q'21 $198.3 $91.9 +116% $22.8 $6.2 +266% 11.5% 6.8% +4.7 pts $14.1 $(22.6) NM(1) $150.0 $54.5 +175% $48.3 $37.3 +29%

R A I S E T H E B A R 7 FLEET SEGMENT ($ in millions) Quarter-to-Date 2Q'22 2Q'21 vs 2Q’21 Revenue $64.7 $58.1 +12% Adjusted EBITDA $7.7 $7.0 +10% Adjusted EBITDA % 12.0% 12.1% (0.1) pts Operating income (loss) $5.4 $4.0 +34% Revenue by Type: Other Government $37.5 $35.8 +5% DoD $1.3 $4.7 (73)% Commercial $26.0 $17.6 +48% Y/Y comparisons: • Revenue +12% driven by growth in commercial and e-commerce sales, offset by anticipated DoD declines. • Commercial revenue diversification continues as commercial comprises 40% of total Fleet vs. 30% 2Q’21 • Adjusted EBITDA increased +10% driven by commercial growth and stable contributions from the United States Postal Service (USPS) 2022 Assumptions: • ~Flat to modest increases in quarterly revenue Y/Y as revenue mix shifts • 2022 Adjusted EBITDA % of ~12-13% and maintaining focus on growing segment Adjusted EBITDA $ Y/Y Commercial growth execution continues to deliver on multi-year revenue diversification strategy Year-to-Date 2Q'22 2Q'21 vs 2Q’21 $131.8 $112.8 +17% $16.5 $15.1 +9% 12.5% 13.4% (0.9)pts $11.7 $9.7 +21% $74.9 $73.0 +3% $3.0 $7.8 (62)% $53.9 $32.1 +68%

R A I S E T H E B A R 8 FEDERAL & DEFENSE SEGMENT ($ in millions) Quarter-to-Date 2Q'22 2Q'21 vs 2Q’21 Revenue $72.0 $69.5 +3% Adjusted EBITDA $3.4 $8.1 (58)% Adjusted EBITDA % 4.8% 11.7% (6.9)pts Operating income (loss) $2.6 $7.0 (64)% Contract Backlog: Bookings $63 $107 (41)% Backlog $183 $224 (18)% Y/Y comparisons: • Revenue increased +3% driven by U.S. Navy growth, partially offset by U.S. Army contract completion • Adjusted EBITDA decline due to shift of fixed-price vs cost-plus contract mix and impact from U.S. Army contract completion 2022 Assumptions: • ~Flat quarterly revenue Y/Y • 2022 Adjusted EBITDA % of ~4-5% driven by contract mix of cost-plus and fixed-price awards Focus on building quality new capability backlog and optimizing legacy programs through NAVSEA program execution Year-to-Date 2Q'22 2Q'21 vs 2Q’21 $142.9 $135.4 +6% $7.2 $13.9 (48)% 5.0% 10.3% (5.2)pts $1.9 $12.0 (84)% $155 $170 (9)% $183 $224 (18)%

R A I S E T H E B A R • Sufficient liquidity of $91M cash and unused commitment availability under $350M revolving credit facility (due 2024) to support growth initiatives • Net Debt increased in 2Q’22 with $(3.4M) free cash flow driven by completion timing of purchases to support 2022 sales of new Aviation distribution awards • Maintaining focus on improving net leverage in 2022 through positive free cash flow and growth in EBITDA • Executed $150M forward-starting fixed interest rate swap in July ‘22 to hedge the variability in interest payments 9 BALANCE SHEET OPTIONALITY ($ in millions) 2Q’22 4Q’21 Net Debt $308 $284 Free Cash Flow $(3.4) $10.0 Net Leverage Ratio 3.7x 3.9x Unused Commitments $91 $122 Free Cash Flow improvement on track to drive positive Free Cash Flow for 2022

APPENDIX 10

R A I S E T H E B A R 11 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 Adjustments to net income (loss): Acquisition, integration and restructuring costs 310 236 876 387 287 344 Executive transition costs — 905 — 25 — — Inventory reserve — 24,420 84 — — — Non-recurring professional fees — — — 357 218 — Forward contract loss provision — — — — 3,482 — Russia/Ukraine conflict — — — — — 2,335 5,421 13,195 9,981 6,969 10,231 10,227 Tax impact on adjusted items (78) (5,541) (240) (192) (997) (669) Adjusted Net Income $ 5,343 $ 7,654 $ 9,741 $ 6,777 $ 9,234 $ 9,558 Weighted Average Diluted Shares 12,172 12,702 12,775 12,810 12,803 12,811 Adjusted EPS (Diluted) $ 0.44 $ 0.60 $ 0.76 $ 0.53 $ 0.72 $ 0.75

R A I S E T H E B A R 12 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 Interest expense, net 3,030 2,666 2,780 3,593 3,609 3,872 Income taxes 1,462 (3,014) 2,091 946 2,061 2,731 Amortization of intangible assets 4,288 4,603 4,921 4,670 4,736 4,437 Depreciation and other amortization 1,360 1,424 1,599 1,635 1,600 1,659 EBITDA 15,251 (6,687) 20,412 17,044 18,250 20,247 Acquisition, integration and restructuring costs 310 236 876 387 287 344 Executive transition costs — 905 — 25 — — Inventory reserve — 24,420 84 — — — Non-recurring professional fees — — — 357 218 — Forward contract loss provision — — — — 3,482 — Russia/Ukraine conflict — — — — — 2,335 Adjusted EBITDA $ 15,561 $ 18,874 $ 21,372 $ 17,813 $ 22,237 $ 22,926

R A I S E T H E B A R 13 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 Aviation Operating income (loss) $ (332) $ (22,272) $ 3,719 $ 4,512 $ 7,622 $ 6,450 Depreciation and amortization 2,554 2,554 3,062 2,898 3,035 3,110 EBITDA 2,222 (19,718) 6,781 7,410 10,657 9,560 Acquisition, integration and restructuring costs — — 501 387 206 40 Inventory reserve — 23,727 — — — — Russsdfsd Russia/Ukraine conflict — — — — — 2,335 Adjusted EBITDA $ 2,222 $ 4,009 $ 7,282 $ 7,797 $ 10,863 $ 11,935 Fleet Operating income $ 5,741 $ 4,000 $ 5,387 $ 5,298 $ 6,381 $ 5,366 Depreciation and amortization 2,340 2,348 2,345 2,336 2,328 2,246 EBITDA $ 8,081 $ 6,348 $ 7,732 $ 7,634 $ 8,709 $ 7,612 Acquisition, integration and restructuring costs — — — — 81 129 Inventory reserve — 693 — — — — Adjusted EBITDA $ 8,081 $ 7,041 $ 7,732 $ 7,634 $ 8,790 7,741 Federal and Defense Operating income $ 5,025 $ 6,999 $ 5,386 $ 2,487 $ (688) $ 2,552 Depreciation and amortization 754 1,124 1,112 1,072 973 739 EBITDA 5,779 $ 8,123 $ 6,498 $ 3,559 $ 285 $ 3,291 Forward contract loss provision — — — — 3,482 — Acquisition, integration and restructuring costs — — — — — 152 Adjusted EBITDA $ 5,779 $ 8,123 $ 6,498 $ 3,559 $ 3,767 $ 3,443

R A I S E T H E B A R 14 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 30-Jun-22 Net cash (used in) provided by operating activities $ (36,367) $ (17,601) $ 23,445 $ 12,921 $ (18,174) $ (1,964) Capital expenditures (2,109) (3,049) (2,448) (2,914) (1,269) (1,477) Free Cash Flow $ (38,476) $ (20,650) $ 20,997 $ 10,007 $ (19,443) $ (3,441) Reconciliation of Debt to Net Debt Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 30-Jun-22 Principal amount of debt $ 255,635 $ 276,983 $ 296,584 $ 286,734 $ 305,800 $ 310,356 Debt issuance costs (2,072) (1,776) (2,375) (2,165) (1,956) (1,746) Cash and cash equivalents (347) (337) (383) (518) (498) (371) Net Debt $ 253,216 $ 274,870 $ 293,826 $ 284,051 $ 303,346 $ 308,239 Net Leverage Ratio Three Months Ended (in thousands) 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 31-Mar-22 30-Jun-22 Net Debt $ 253,216 $ 274,870 296,584 286,734 303,346 308,239 TTM Adjusted EBITDA (1) $ 68,052 $ 69,690 73,063 73,620 80,296 84,348 Net Leverage Ratio 3.7x 3.9x 4.0x 3.9x 3.8 x 3.7x

R A I S E T H E B A R 15 INVESTMENT HIGHLIGHTS 3 Distinct End Markets $35M Adj. Net Income ~2,000 Employees $884M Revenue 63+ Years Aftermarket Services Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities $84M Adj. EBITDA Global provider of aftermarket distribution, maintenance, repair, and overhaul (“MRO”), and other services Fragmented end-markets provide for market share capture and high-return acquisition opportunities Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability Cultural transformation driving higher margin sustainable growth Balanced commercial and defense customer base provides resilience through economic and market cycles Note: Figures above reflect TTM 6/30/22

R A I S E T H E B A R VSE Senior Leadership 16 VSE EXECUTIVE TEAM John Cuomo President and CEO • 21+ years of aerospace distribution and services market industry experience • Appointed Chief Executive Officer and President of VSE Corporation in 2019 • Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions Stephen Griffin Chief Financial Officer • 12+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services • Appointed CFO of VSE Corporation in November 2020 • Manages the financial and accounting operations for the consolidated corporation Chad Wheeler Group President, Wheeler Fleet Solutions Robert Moore Group President, Federal & Defense Services Ben Thomas Group President, Aviation Krista Stafford Chief Human Resources Officer Background & ResponsibilitiesBackground & Responsibilities Farinaz Tehrani Chief Legal Officer

R A I S E T H E B A R Representative Customers 17 AVIATION SEGMENT OVERVIEW MRO Capability Development • New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics Distribution Product Expansion • New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors International Expansion • Expansion in core aerospace markets for MRO and distribution Business and General Aviation (B&GA) • Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO Growth Drivers ✓ Commercial and business & general aviation proprietary product distribution ✓ Supply chain & logistics services ✓ Landing gear market specialist ✓ Component & engine MRO services ✓ Rotable exchanges and sales Key Capabilities

R A I S E T H E B A R 18 FLEET SEGMENT OVERVIEW Commercial Customer Diversification • Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers Wallet Share Expansion • Product expansion to existing just-in-time clients E-commerce • Customized technology platform to support class 4-8 vehicle parts E-commerce Fulfillment • Inventory sales through 3rd-party channels Product Expansion • Addition of both new product offerings and growth in private label product Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution ✓ Just-in-time supply chain management ✓ E-commerce & e-commerce fulfillment ✓ Customized fleet logistics & IT solutions ✓ Technical support, engineering, sourcing, warehousing & kitting ✓ Private label products Representative CustomersGrowth DriversKey Capabilities

R A I S E T H E B A R 19 FEDERAL & DEFENSE SEGMENT OVERVIEW Market Expansion • Increase military aviation services with products, supply chain and repair services Capability Development • Broaden DoD logistics and supply chain offering to support underserved market demand International Growth • Utilize success in foreign markets to support foreign military sales opportunities Consulting/Technical Expansion • IT and Clean Energy consulting services Leverage Core Competency • Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy ✓ Transportation asset MRO services ✓ Base operations support ✓ Transportation & freight services ✓ Logistics, procurement & supply chain support ✓ Engineering & technical solutions ✓ IT & Clean Energy consulting services Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services Representative CustomersGrowth DriversKey Capabilities

R A I S E T H E B A R 20 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 63+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 21 INVESTMENT OPPORTUNITY Unique, pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS